EXECUTIVE SUPPLEMENTAL RETIREMENT
                                INCOME AGREEMENT
                                       FOR
                                  JOHN LOTARDO

                   Flatbush Federal Savings & Loan Association
                              2146 Nostrand Avenue
                            Brooklyn, New York 11210



                                  March 1, 2006

               EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT

     This Executive Supplemental Retirement Income Agreement ("Agreement"), effective as of this 1st day of March 2006, by and between Flatbush Federal Savings & Loan Association, a federally chartered savings association, hereinafter referred to as "Association" and John Lotardo, a key employee and executive hereinafter referred to as "Executive."

                                   WITNESSETH:

     WHEREAS, Executive is employed by the Association;

     WHEREAS, the Association recognizes the valuable services heretofore performed for it by Executive and wishes to encourage continued employment;

     WHEREAS, Executive wishes to be assured that he will be entitled to a certain amount of additional compensation for some definite period of time from and after his retirement from active service with the Association and its affiliates or other termination of his employment and wishes to provide his beneficiary with benefits from and after his death;

     WHEREAS, the Association has adopted this Executive Supplemental Retirement Income Agreement to supplement the benefits otherwise available to Executive under plans sponsored by the Association and its affiliates;

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Association shall pay such additional compensation to Executive after his retirement or other termination of his employment and/or death benefits to his beneficiary after his death;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement, maintained primarily to provide supplemental retirement income for Executive, a member of a select group of management or highly compensated employee of the Association for purposes of the Employee Retirement Income Security Act of 1974, as amended;

     WHEREAS, this Agreement is intended to comply with Section 409A of the Internal Revenue Code; and

     WHEREAS, Executive Supplemental Retirement Income Agreement controls all issues relating to the Supplemental Retirement Income Benefit as described herein.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

                                    SECTION I
                                   DEFINITIONS
                                   -----------

     When used herein, the following words shall have the meanings below unless the context clearly indicates otherwise:

     1.1 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     1.2 "Association" means Flatbush Federal Savings & Loan Association and any successor thereto.

     1.3 "Beneficiary" means the person or persons designated by Executive, in writing, as beneficiary to whom the share of a deceased Executive's account is payable. If no beneficiary is so designated, then Executive's Spouse, if living, will be deemed the beneficiary. If Executive's Spouse is not living, then the Children of Executive will be deemed the beneficiary. If there are no living Children, then the Estate of Executive will be deemed the beneficiary.

     1.4 "Cause" means personal dishonesty, willful misconduct, willful malfeasance, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), or final cease-and-desist order, material breach of any provision of this Agreement, or gross negligence in matters of material importance to the Association.

     1.5 "Change in Control" of the Association shall mean (i) a change in ownership of the Association under paragraph 1.5.1 below, or (ii) a change in effective control of the Association under paragraph 1.5.2 below, or (iii) a change in the ownership of a substantial portion of the assets of the Association under paragraph 1.5.3 below:

          1.5.1 Change in the ownership of the Association. A change in the ownership of the Association shall occur on the date that any one person, or more than one person acting as a group (as defined in Proposed Treasury Regulation Section 1.409A-3(g)(5)(v)(B) or subsequent guidance), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation.

          1.5.2 Change in the effective control of the Association. A change in the effective control of the Association shall occur on the date that either (i) any one person, or more than one person acting as a group (as defined in Proposed Treasury Regulation Section 1.409A-3(g)(5)(v)(B) or subsequent guidance), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 35 percent or more of the total voting power of the stock of such corporation; or (ii) a majority of members of the corporation's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election, provided that for purposes of this paragraph 1.5.2(ii), the term corporation refers solely to a corporation for which no other corporation is a majority shareholder.

          1.5.3 Change in the ownership of a substantial portion of the Association's assets. A change in the ownership of a substantial portion of the Association's assets shall occur on the date that any one person, or more than one person acting as a group (as defined in Proposed Treasury Regulation Section 1.409A-3(g)(5)(v)(B) or subsequent guidance), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of (i) all of the assets of the Association or (ii) the value of the assets being disposed of, either of which is determined without regard to any liabilities associated with such assets.

          1.5.4 Notwithstanding anything herein to the contrary, a Change in Control shall not be deemed to have occurred upon the conversion of Flatbush Federal Bancorp, Inc.'s mutual holding company parent to stock form, or in connection with any reorganization used to effect such a conversion.

          1.5.5 Each of the  sub-paragraphs  1.5.1 through 1.5.3 of this Section
               1.5 shall be construed and interpreted consistent with the requirements of Proposed Treasury Regulations Section 1.409A-3(a) or subsequent guidance, except to the extent that such proposed regulations are superceded by subsequent guidance.

     1.6 "Children" means Executive's children, both natural and adopted, then living at the time payments are due the Children under this Agreement.

     1.7 "Disability" means any case in which a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Participant's employer.

     1.8 "Code" means the Internal Revenue Code of 1986 as amended from time to time.

     1.9 "Early Retirement Benefit" means the benefit payable to Executive upon retirement from service after attainment of Executive's sixtieth (60 th) birthday but prior to his Normal Retirement Date.

     1.10 "Early Retirement Date" means the first day of the month coincident with or next following Executive's termination of employment with the Association after attainment of age sixty (60).

     1.11 "Effective Date" shall be March 1, 2006.

     1.12 "Estate" means the Estate of Executive.

     1.13 "Interest Factor" means six percent (6%) or such other rate as is reasonably determined by the Board of Directors from time to time.

     1.14 "Normal Retirement Date" means the first day of the month coincident with or next following Executive's sixty-fifth (65th) birthday.

     1.15 "Postponed   Retirement  Date"  means  the  first  day  of  the  month
          coincident   with  or  next  following   Executive's   termination  of
          employment with the Association after his Normal Retirement Date.

     1.16 "Separation from Service" shall mean, consistent with Code Section 409A(2)(a)(i), the Executive's death, retirement, or termination of employment. No Separation from Service shall be deemed to occur due to military leave, sick leave or other bona fide leave of absence if the period of such leave does not exceed six months or, if longer, so long as the Executive's right to reemployment is provided by law or contract. If the leave exceeds six months and the Executive's right to reemployment is not provided by law or by contract, then the Executive shall have a Separation from Service on the first date immediately following such six-month period. The Executive shall not be treated as having a Separation from Service if the Executive provides more than insignificant services for Flatbush Federal Bancorp, Inc. and the Association following the Executive's actual or purported termination of employment with Flatbush Federal Bancorp, Inc. and the Association. Services shall be treated as not being insignificant if such services are performed at an annual rate that is at least equal to 20 percent of the services rendered by the Executive for Flatbush Federal Bancorp, Inc. and the Association, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such shorter period of employment) and the annual base compensation for such services is at least equal to 20 percent of the average base compensation earned during the final three full calendar years of employment (or if employed less than three years, such shorter period of employment). Where the Executive continues to provide services to a previous employer in a capacity other than as an employee, a Separation from Service will not be deemed to have occurred if the Executive is providing services at an annual rate that is 50 percent or more of the services rendered, on average, during the immediate preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual base compensation for such services is 50 percent or more of the annual base compensation earned during the final three full calendar years of employment (or if less, such lesser period).

     1.17 "Specified Employee" means any Participant who also satisfies the definition of "key employee" as such term is defined in Code Section 416(i). In the event a Participant is a Specified Employee, no distribution shall be made to such Participant upon Separation from Service prior to the date which is six (6) months following Separation from Service.

     1.18 "Spouse" means the individual to whom Executive is legally married at the time of Executive's death.

     1.19 "Supplemental Retirement Income Benefit" means an annual retirement benefit equal to twenty percent (20%) of Executive's highest average annual base salary (over the consecutive 36 month period immediately preceding Executive's termination of employment).

     1.20 "Survivor's Benefit" means the benefit provided under Section 2.1 to Executive's Beneficiary if Executive dies while in active employment of the Association.

                                   SECTION II
                PRE RETIREMENT AND POST RETIREMENT DEATH BENEFITS
                -------------------------------------------------

     2.1  Death Prior to Termination  of Employment.  If Executive dies prior to
          -----------------------------------------
          termination of employment, Executive's Beneficiary shall be entitled to the Survivor's Benefit. Such benefit shall be paid monthly in one hundred eighty (180) equal installments. The survivor's benefit shall be equal to the Supplemental Retirement Income Benefit under Section
          1.19 determined, in the case of a pre-retirement death, as if Executive retired on his Normal Retirement Date and commenced receiving benefits at such time. Notwithstanding anything to the contrary herein, the Survivor Benefit payable hereunder shall not be greater than the Supplemental Retirement Income Benefit that would have been payable to Executive at his Normal Retirement Date.

          The Survivor's Benefit shall be payable in equal monthly installments for one hundred eighty (180) months. The first installment shall begin within thirty (30) days after notification of the date of death of Executive.

     2.2  Death Subsequent to Retirement. In the event of the death of Executive
          ------------------------------
          while receiving monthly benefits under this Agreement, but prior to receiving one hundred eighty (180) equal monthly payments, the unpaid balance of such equal monthly payments shall continue to be paid monthly to Executive's Beneficiary until the total of one hundred eighty (180) such payments have been made. In the event Executive dies following his Normal Retirement Date, but before commencement of any payments, the Supplemental Retirement Income Benefit shall be paid to Executive's Beneficiary in one hundred eighty (180) equal monthly payments commencing within thirty (30) days after the Association is notified of Executive's death.

                                   SECTION III
                     SUPPLEMENTAL RETIREMENT INCOME BENEFIT
                     --------------------------------------
                             AND DISABILITY BENEFIT
                             ----------------------

     3.1  Normal Retirement Benefit. Upon Executive's retirement coincident with
          -------------------------
          or following his Normal Retirement Date, the Association shall commence payments of the Supplemental Retirement Income Benefit. Such payments shall commence the first day of the month next following Executive's actual retirement date and shall be payable monthly thereafter for as long as Executive shall live, but not less than one hundred eighty (180) months. In the event Executive is a Specified Employee, such payments will commence the first day of the seventh
          (7th) month next following Executive's Separation from Service, with the amount of the first payment equaling seven (7) monthly installments and with the remainder payable monthly thereafter for as long as Executive shall live, with one hundred seventy-three (173) monthly payments guaranteed.

     3.2  Early Retirement  Benefit.  Executive shall have the right, if elected
          -------------------------                                 ------------
          no later than  December  31,  2006,  to  receive  an Early  Retirement
          -----------------------------------
          Benefit provided he shall have attained the age of sixty (60) and remained in continuous service from the date of this Agreement until
                                                                           -----
          termination of employment. The Early Retirement Benefit shall be equal
          -------------------------
          to the Supplemental Retirement Income Benefit ("SRIB") calculated under Section 1.19 and reduced by five percent (5%) for each full twelve month period that the Early Retirement Benefit is received before Executive's Normal Retirement Date, measured from Executive's Early Retirement Date and ending the day before his 65th birthday, as set forth below:

               Period Commencing
                     at Age                    % of SRIB
                     ------                    ---------
                       60                         75%
                       61                         80%
                       62                         85%
                       63                         90%
                       64                         95%

          Such payments will commence on the first day of the month following Executive's Early Retirement Date and shall be payable monthly thereafter for as long as Executive shall live, but not less than one hundred eighty (180) months. In the event Executive is a Specified Employee, such payments will commence the first day of the seventh
          (7th) month next following Executive's Early Retirement Date (upon which the Executive will Separate from Service), with the amount of the first payment equaling seven (7) monthly installments and with the remainder payable monthly thereafter for as long as Executive shall live, but not less than one hundred seventy-three (173) months.

     3.3  Disability. If Executive becomes Disabled prior to reaching his Normal
          ----------
          Retirement Date, while covered by the provisions of this Agreement, Executive shall be entitled to a Supplemental Disability Benefit commencing within thirty (30) days after a determination by the Board of Directors that the Executive is Disabled. The Supplemental Disability Benefit shall be equal to the Supplemental Retirement Income Benefit ("SRIB") calculated under Section 1.19 as if Executive retired on the date of his termination of employment due to Disability and reduced by five percent (5%) per year for each full twelve month period that such Disability occurs prior to Executive's Normal Retirement Date, but in no event shall Executive's Supplemental
          Disability Benefit be less than twenty five percent (25%) of the Executive's SRIB:

               Disability Commencing
                      at Age                       % of SRIB
                      ------                       ---------
                   50 and Under                       25%
                        51                            30%
                        52                            35%
                        53                            40%
                        54                            45%
                        55                            50%
                        56                            55%
                        57                            60%
                        58                            65%
                        59                            70%
                        60                            75%
                        61                            80%
                        62                            85%
                        63                            90%
                        64                            95%

          In the event Executive dies at any time after termination of employment due to Disability but prior to commencement or completion of one hundred eighty (180) monthly payments, the Association shall pay to Executive's Beneficiary the Supplemental Disability Benefit in monthly installments over one hundred eighty (180) months or a continuation of the monthly installments for the remainder of the one hundred eighty (180) month period.

     3.4 Change in Control. In the event of Executive's termination of employment coincident with or within three (3) years following a Change in Control, other than due to termination for Cause, Executive shall be entitled to receive the full Supplemental Retirement Income Benefit as if Executive had continued in employment with the Association until he retired following his Normal Retirement Date. At the election of the Executive, which election must be made no later than December 31, 2006, the Association, or its successor, shall commence payment of the Supplemental Retirement Income Benefit either at the Normal Retirement Date or within thirty (30) days after Executive's termination of employment. In the event Executive is a Specified Employee and such payments are made at Separation from

          Service, such payments will not commence prior to the first day of the
          seventh  (7th)  month  next  following   Executive's   termination  of
          employment, if so required by Code Section 409A.

                                   SECTION IV
                           EXECUTIVE'S RIGHT TO ASSETS
                           ---------------------------

     The rights of Executive, any Beneficiary of Executive, or any other person claiming through Executive under this Agreement, shall be solely those of an unsecured general creditor of the Association. Executive, the Beneficiary of Executive, or any other person claiming through Executive, shall only have the right to receive from the Association those payments as specified under this Agreement. Executive agrees that he, his Beneficiary, or any other person claiming through him shall have no rights or interests whatsoever in any asset of the Association, including any insurance policies or contracts which the Association may possess or obtain to informally fund this Agreement. Any asset used or acquired by the Association in connection with the liabilities it has assumed under this Agreement, except as expressly provided, shall not be deemed to be held under any trust for the benefit of Executive or his Beneficiaries, nor shall it be considered security for the performance of the obligations of the Association. It shall be, and remain, a general, unpledged, and unrestricted asset of the Asset of the Association.

                                    SECTION V
                            RESTRICTIONS UPON FUNDING
                            -------------------------

     The Association shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. Executive, his Beneficiaries or any successor in interest to him shall be and remain simply a general creditor of the Association in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Association reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the extent, nature, and method of such informal funding. Should the Association elect to fund this Agreement, in whole or in part, through the purchase of life insurance, disability policies or annuities, the Association reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall Executive be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Association. If the Association elects to invest in a life insurance, disability or annuity policy upon the life of Executive, then Executive shall assist the Association by freely submitting to a physical examination and supplying such additional information necessary to obtain such insurance or annuities.

                                   SECTION VI
                     ALIENABILITY AND ASSIGNMENT PROHIBITION

     Neither Executive nor any Beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by Executive or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event Executive or any Beneficiary attempts assignment, communication, hypothecation, transfer or disposal of the benefits hereunder, the Association's liabilities shall forthwith cease and terminate.

                                   SECTION VII
                       TERMINATION OF EMPLOYMENT FOR CAUSE
                       -----------------------------------

     Should Executive be terminated for Cause, his benefits under this Agreement shall be forfeited and this Agreement shall become null and void.

                                  SECTION VIII
                                 ACT PROVISIONS
                                 --------------

     8.1  Named Fiduciary And Administrator.  The Association shall be the Named
          ---------------------------------
          Fiduciary and Administrator of this Agreement. As Administrator, the Association shall be responsible for the management, control and administration of the Agreement as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Agreement, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     8.2  Claims  Procedure And  Arbitration.  In the event that benefits  under
          ----------------------------------
          this Agreement are not paid to Executive (or to his Beneficiary in the case of Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator named above within thirty (30) days from the date payments are refused. The Administrator and its Board of Directors shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing within thirty (30) days of receipt of such claim their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired.

          If claimants desire a second review, they shall notify the Administrator in writing within thirty (30) days of the first claim denial. Claimants may review the Agreement or any documents relating thereto and submit any issues, in writing, and comments they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within thirty
          (30) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Agreement upon which the decision is based.

          If claimants continue to dispute the benefit denial based upon completed performance of the Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to mediation, administered by the American Arbitration
          Association ("AAA") (or a mediator selected by the parties) in accordance with the AAA's Commercial Mediation Rules. If mediation is not successful in resolving the dispute, it shall be settled by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. If it is finally determined that Executive (or his Beneficiary) is entitled to the benefits set forth under this Agreement, then all amounts that Executive (or his Beneficiary) would have received up to the time of such final determination shall be paid to Executive (or his
          Beneficiary) with interest (calculated using the Interest Factor) within thirty (30) days after such final determination.

          Where a dispute arises as to the Association's discharge of Executive for Cause, such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

          All reasonable legal fees paid or incurred by Executive pursuant to any dispute or questions of interpretation relating to this Agreement shall be paid or reimbursed by the Association.

                                   SECTION IX
                                  MISCELLANEOUS
                                  -------------

     9.1  No Effect on Employment Rights.  Nothing contained herein shall confer
          ------------------------------
          upon Executive the right to be retained in the service of the Association nor limit the right of the Association to discharge or otherwise deal with Executive without regard to the existence of this Agreement.

     9.2  Disclosure.  Executive  shall  receive a copy of his Agreement and the
          ----------
          Administrator will make available, upon request, a copy of any rules and regulations that govern this Agreement.

     9.3  Governing  Law.  The  Agreement  is  established  under,  and  will be
          --------------
          construed according to, the laws of the State of New York, to the extent that such laws are not preempted by the Act and valid regulations published thereunder.

     9.4  Severability.  In  the  event  that  any  of the  provisions  of  this
          ------------
          Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

     9.5  Incapacity   of  Recipient.   In  the  event   Executive  is  declared
          --------------------------
          incompetent and a conservator or other person legally charged with the care of his person or of his estate is appointed, any benefits under the Agreement to which such Executive is entitled shall be paid to such conservator or other person legally charged with the care of his person or his Estate. Except as provided above in this paragraph, when the Association's Board of Directors in its sole discretion, determines that an Executive is unable to manage his financial affairs, the Board may direct the Association to make distributions to any person for the benefit of such Executive.

     9.6  Unclaimed  Benefit.  Executive shall keep the Association  informed of
          ------------------
          his current address and the current address of his Beneficiaries. The Association shall not be obligated to search for the whereabouts of any person. If the location of Executive is not made known to the Association within three years after the date on which any payment of Executive's Supplemental Retirement Income Benefit may be made, payment may be made as though Executive had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or, within three years after the actual death of Executive, the Association is unable to locate any Beneficiary of Executive, then the Association may fully discharge its obligation by payment to the Estate.

     9.7  Limitations  on  Liability.   Notwithstanding  any  of  the  preceding
          --------------------------
          provisions of the Agreement, neither the Association, nor any individual acting as an employee or agent of the Association or as a member of the Board of Directors shall be liable to Executive, former Executive, or any other person for any claim, loss, liability or expense incurred in connection with the Agreement, other than for payment of sums provided for in this Agreement.

     9.8  Gender.  Whenever, in this Agreement,  words are used in the masculine
          ------
          or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     9.9  Affect on Other Corporate  Benefit  Agreements.  Nothing  contained in
          ----------------------------------------------
          this Agreement shall affect the right of Executive to participate in, or be covered by, any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Association's existing or future compensation structure.

     9.10 Headings. Headings and sub-headings in this Agreement are inserted for
          --------
          reference and convenience only and shall not be deemed a part of this Agreement.

     9.11 Establishment  of  Rabbi  Trust.  The  Association  may,  but  is  not
          -------------------------------
          obligated to, establish a rabbi trust into which the Association may contribute assets which shall be held therein, subject to the claims of the Association's creditors in the event of the Association's "Insolvency" as defined in the agreement which establishes such rabbi trust, until the contributed assets are paid to Executives and their Beneficiaries in such manner and at such times as specified in this Agreement. In the event a rabbi trust is established, it is the intention of the Association to make contributions to the rabbi trust to provide the Association with a source of funds to assist it in meeting the liabilities of this Agreement. The rabbi trust and any assets held therein shall conform to the terms of the rabbi trust agreement, which has been established in conjunction with this Agreement. To the extent the language in this Agreement is modified by the language in the rabbi trust agreement, the rabbi trust agreement shall supersede this Agreement. Any contributions to the rabbi trust shall be made during each year of the Agreement in accordance with the rabbi trust agreement. The amount of such contribution(s) shall be equal to the full present value of all benefit accruals under this Agreement, if any, less: (i) previous contributions made on behalf of Executive to the rabbi trust, and (ii) earnings to date on all such previous contributions. Notwithstanding anything to the contrary herein, in the event of a Change in Control, a rabbi trust shall be established, if not previously established, and the present value of the full Supplement Retirement Income Benefit, less any amount previously contributed, shall be contributed to the rabbi trust within thirty (30) days of the Change in Control.

     9.12 Tax Withholding. The Association may withhold from any benefit payable
          ---------------
          under this Agreement all federal, state, city, or other taxes as shall be required pursuant to any law or governmental regulation then in effect.

     9.13 Tax Compliance.  This Plan is adopted  following the enactment of Code
          --------------
          Section 409A and is intended to be construed consistent with the requirements of that Section, the Treasury regulations and other guidance issued thereunder. If any provision of the Plan shall be determined to be inconsistent therewith for any reason, then the Plan shall be construed, to the maximum extent possible, to give effect to such provision in a manner that is consistent with Code Section 409A, and if such construction is not possible, as if such provision had never been included. In the event that any of the provisions of this Plan or portion thereof are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held to be invalid or inoperative, and (2) the invalidity and enforceability of the remaining provisions will not be affected thereby.

                                    SECTION X
                     NON-COMPETITION AFTER NORMAL RETIREMENT
                     ---------------------------------------

     10.1 Non-Compete Clause. Except as stated in the second paragraph of this subsection, Executive expressly agrees that, as consideration for the agreements of the Association contained herein and as a condition to the performance by the Association of its obligations hereunder, throughout the entire period beginning at the time of termination of employment until the final payment is made to Executive, as provided herein, he will not, without the prior written consent of the Association, engage in, become interested, directly or indirectly, as a sole proprietor, as a partner in a partnership, or as a substantial shareholder in a corporation, nor become associated with, in the capacity of an employee, director, officer, principal, agent, trustee or in any other capacity whatsoever, any enterprise conducted in any city, town or county in which the Association maintains an office at the time of Executive's termination of employment, which enterprise is, or may deemed to be, competitive with any business carried on by the Association as of the date of the termination of Executive's employment or his retirement.

          In the event Executive's termination follows a Change in Control or other material change in the Association`s structure or business activities, Executive shall be entitled to his Supplemental Retirement Income Benefit, whether or not he enters into an arrangement that is deemed to be competitive with Flatbush Federal Bancorp, Inc. and/or the Association.

     10.2 Breach.  In the event of any breach by Executive of the agreements and
          ------
          covenants contained herein, the Board of Directors of the Association shall direct that any unpaid balance of any payments to Executive under this Agreement be suspended, and shall thereupon notify Executive of such suspensions, in writing. Thereupon, if the Board of Directors of the Association shall determine that said breach by Executive has continued for a period of six (6) months following notification of such suspension, all rights of Executive and his Beneficiaries under this Agreement, including rights to further payments hereunder, shall thereupon terminate.

                                   SECTION XI
                              AMENDMENT/REVOCATION
                              --------------------

     This Agreement shall not be amended, modified, or revoked at any time, in whole or part, without the mutual written consent of Executive and the Association, and such mutual consent shall be required even if Executive is no longer employed by the Association.

                                   SECTION XII
                                    EXECUTION
                                    ---------

     12.1 This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

     12.2 This Agreement shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the day and date first above written.

ATTEST                                   FLATBUSH FEDERAL SAVINGS & LOAN
                                         ASSOCIATION



_________________________________        _______________________________________
Secretary                                Print name        Title



WITNESS



_________________________________        _______________________________________
                                         Executive

               EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT

                             BENEFICIARY DESIGNATION

     Executive, John Lotardo, under the terms of a certain Executive Supplemental Retirement Income Agreement by and between him and FLATBUSH FEDERAL SAVINGS & LOAN, Brooklyn, New York, dated _________, __, 2006, hereby designates the following Beneficiary to receive any guaranteed payments or death benefits under such Agreement, following his death:

     PRIMARY BENEFICIARY:       ________________________

     SECONDARY BENEFICIARY:     ________________________

     This  Beneficiary   Designation   hereby  revokes  any  prior   Beneficiary
Designation which may have been in effect.

     Such Beneficiary Designation is revocable.

DATE: __________________, 20__


______________________________          _________________________________
        (WITNESS)                                 (EXECUTIVE)


______________________________
        (WITNESS)